UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Gold Corporation (the “Company” or “Athena”):

1a.Effective December 29, 2023, the Company completed the sale of an aggregate of 16,546,699 shares of its Common Stock to 2176423 ONTARIO LTD., a corporation incorporated under the laws of Ontario (“Vendor”) in consideration of the assignment by Vendor to the Company of an aggregate of 10 million shares of Common Stock of Nubian Resources, Ltd, a British Columbia corporation (the “Consideration Shares”) as was previously reported on the Company’s 8-K as filed with the SEC on December 28, 2023.

b.The shares sold in Item 1(a) above were issued under Regulation D of the Securities Act of 1933, as amended. In connection with this transaction, the Company sold securities to one (1) entity, who qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933. The shares of Common Stock issued are “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.Not Applicable

d.The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Regulation D.

e.Not Applicable.

f.Not Applicable.

ITEM 7.01	REGULATION FD DISCLOSURE

On January 2, 2024 the Company issued a press release announcing that it has closed its previously announced acquisition (the “Acquisition”) of 10,000,000 common shares in the capital of Nubian Resources Ltd., a company listed on the TSX Venture Exchange, from 2176423 Ontario Ltd. (the “Vendor”), a private company controlled by Eric Sprott. A copy of the press release is filed herewith as Exhibit 99.1.

The Acquisition was made pursuant to a Share Purchase Agreement between Athena and the Vendor dated December 22, 2023, pursuant to which Athena acquired 10,000,000 common shares from the Vendor for consideration consisting of the issuance of 16,546,669 common shares in the capital of Athena (the “Athena Shares”).

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: January 4, 2024	By:	/s/ John C. Power
John C. Power, President

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